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                                                                     EXHIBIT 3.3

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                           HEP OPERATING COMPANY, L.P.



         This Certificate of Limited Partnership, dated April 16, 2004, has been duly executed and is filed pursuant to Section 17-201 of the Delaware Revised Uniform Limited Partnership Act (the "Act"), to form a limited partnership under the Act.

         1. Name. The name of the limited partnership is "HEP Operating Company, L.P."

         2. Registered Office; Registered Agent. The address of the registered office required to be maintained by Section 17-104 of the Act is:

            Corporation Trust Center
            1209 Orange Street
            Wilmington, Delaware  19801

The name and the address of the registered agent for service of process required to be maintained by Section 17-104 of the Act are:

            The Corporation Trust Company
            Corporation Trust Center
            1209 Orange Street
            Wilmington, Delaware  19801

         3. The General Partner. The name and business, residence or mailing address of the General Partner of the Partnership are:

            HEP Logistics GP, L.L.C.
            100 Crescent Court, Suite 1600
            Dallas, Texas 75201.


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         EXECUTED as of the date written first above.

                                 GENERAL PARTNER:

                                 HEP LOGISTICS GP, L.L.C.

                                 By:  HOLLY ENERGY PARTNERS, L.P.
                                      its Sole Member

                                      By:  HEP LOGISTICS HOLDINGS, L.P.
                                           its General Partner

                                           By:  HOLLY LOGISTIC SERVICES, L.L.C.
                                                its General Partner



                                                By: /s/ James G. Townsend
                                                    ---------------------------
                                                    James G. Townsend
                                                    Vice President



                                 LIMITED PARTNER:

                                 HOLLY ENERGY PARTNERS, L.P.

                                 By:  HEP LOGISTICS HOLDINGS, L.P.
                                      its General Partner

                                      By:  HOLLY LOGISTIC SERVICES, L.L.C.
                                           its General Partner



                                           By:  /s/ James G. Townsend
                                                -------------------------------
                                                James G. Townsend
                                                Vice President